UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2023

LATHAM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40358	83-2797583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Watervliet Shaker Road Latham, NY 12110
(Address of principal executive offices) (Zip Code)

(800) 833-3800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SWIM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer – Oliver Gloe

On October 20, 2023, the Board of Directors (the “Board”) of Latham Group, Inc. (the “Company”) appointed Oliver C. Gloe, age 49, as Vice President, Finance of the Company and Latham Pool Products, Inc., a subsidiary of the Company (collectively, the “Latham Companies”), effective from October 30, 2023 until November 12, 2023, and Chief Financial Officer of the Latham Companies, effective November 13, 2023.

From May 2022 to March 2023, Mr. Gloe served as the Chief Financial Officer of the Outdoors & Security business unit of Fortune Brands Innovations (NYSE: FBIN), a home, security and commercial building products company. In such capacity, he led the financial operations of a $2.5 Billion business, including refining and implementing its growth strategy, driving continuous improvement and developing the finance organization. Previously, from February 2020 to September 2021, Mr. Gloe was the Chief Financial Officer of the Global Operations business unit of Stanley Black & Decker (NYSE: SWK), a global manufacturer of tools and outdoor operating manufacturing facilities. In this role, Mr. Gloe was responsible for the transformation of global operations to improve customer focus, advance digitalization, increase return on invested capital and improve leverage of scale. From July 2013 to December 2020, Mr. Gloe held various finance roles at The Goodyear Tire & Rubber Company (Nasdaq: GT), a global tire manufacturing company, including as Vice President Finance, Americas from July 2018 to December 2020. Previously, Mr. Gloe served as Chief Financial Officer, Europe and Mediterranean, of General Cable, a global cable manufacturing company, from 2011 to 2013. From 2000 until 2011, Mr. Gloe held various finance and financial planning roles at Hexion Specialty Chemicals, a global producer of adhesives and coating materials. Mr. Gloe holds a Bachelor of Business Administration degree in finance from European University in Montreux, Switzerland and his Master of Business Administration degree in finance and international management from Thunderbird, American Graduate School of International Management in Phoenix, Arizona.

There are no arrangements or understandings between Mr. Gloe and any other persons pursuant to which he was selected as Chief Financial Officer of the Company. Mr. Gloe has no familial relationships with any executive officer or director of the Company. Further, there have been no transactions in which the Company has participated and in which Mr. Gloe had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

Offer Letter and Related Matters – Oliver Gloe

On October 20, 2023, Latham Pool Products, Inc. entered into an offer letter with Mr. Gloe (the “Gloe Offer Letter”). The Gloe Offer Letter sets forth specified compensation and benefits of Mr. Gloe, including (i) an annual base salary of $420,000, (ii) a target cash bonus of 60% of base salary (pro-rated for 2023), subject to the Company’s Management Incentive Bonus Plan, (iii) a target long-term equity incentive of 150% of base salary, (iv) a one-time relocation expense reimbursement of up to $150,000, and (v) 70% of COBRA premium payments until Mr. Gloe is on the Company’s benefits. Mr. Gloe also is eligible for other customary employee benefits for similarly situated executives.

Pursuant to Gloe Offer Letter and effective October 30, 2023, the Company will grant various equity awards to Mr. Gloe, each subject to the Latham Group, Inc. 2021 Omnibus Incentive Plan and the applicable form of award agreement previously approved by the Compensation Committee of the Board for similarly situated executives. The vesting of the equity awards is subject to continued employment through the applicable vesting dates, and such awards will be settled in shares of the Company’s common stock. The equity awards include:

•	A sign-on equity award of a number of restricted stock units with an equivalent value of $100,000 on the date of the grant, with vesting in three equal installments on each of the first three anniversaries of the date of grant.

•	A 2023 annual equity award of (i) a number of stock appreciation rights with an equivalent value of $63,000 on the date of the grant, with vesting in four equal installments on each of the first four anniversaries of the date of grant, and (ii) a number of restricted stock units with an equivalent value $147,000 on the date of the grant, with vesting in four equal installments on each of the first four anniversaries of the date of grant.

Mr. Gloe is eligible to participate in the Latham Pool Products, Inc. Officer Severance Plan (the “Severance Plan”), which provides participants with certain payments and benefits (i) following specified termination events and (ii) following specified termination events subsequent to a change of control of the Company. A summary of the material terms of the Severance Plan is set forth in Item 5.02 of the Company’s Current Report on Form 8-K filed on July 25, 2023 and is incorporated herein by reference, which is qualified in its entirety by reference to the full text of the Severance Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On October 20, 2023, the Company and Mr. Gloe also entered into agreements relating to confidentiality, non-competition and non-solicitation and binding employment arbitration. Mr. Gloe also will be subject to the Company’s executive clawback policies.

The foregoing summary of the material terms of the Gloe Offer Letter is qualified in its entirety by reference to the full text of the Gloe Offer Letter, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Change in Employment Role – Mark Borseth

In accordance with his employment agreement, as amended, Mark Borseth will transition from Interim Chief Financial Officer of the Company to Strategic Advisor of the Company, effective November 13, 2023, and he will serve in such capacity until the end of his employment term, December 31, 2023. Mr. Borseth will no longer be an executive officer of the Company as of November 13, 2023.

Item 7.01	Regulation FD Disclosure.

On October 24, 2023, the Company issued a press release announcing the foregoing matters, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99 furnished herewith) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Latham Pool Products, Inc. Officer Severance Plan (incorporated by reference to Exhibit 10.3 to Latham Group, Inc.’s Current Report on Form 8-K filed on July 25, 2023 with the SEC (File No. 001-40358))

10.2*	Offer Letter, by and between Oliver C. Gloe and Latham Pool Products, Inc., dated October 20, 2023

99	Press release of Latham Group, Inc., dated October 24, 2023, announcing the appointment of Oliver C. Gloe as Chief Financial Officer

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2023

LATHAM GROUP, INC.

By:	/s/ Scott M. Rajeski
Name:	Scott M. Rajeski
Title:	Chief Executive Officer and President

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